UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2018

MEDICAL TRANSCRIPTION BILLING, CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Explanatory Note

This Amendment No. 1 (this “Amendment”) to the Form 8-K of Medical Transcription Billing, Corp. (the “Company” or “MTBC”), originally filed with the Securities and Exchange Commission (“SEC”) on July 2, 2018 (the “Original Form 8-K”), is being filed by the Company for the purpose of amending and supplementing Item 9.01 of the Original Form 8-K. This Amendment is being filed to provide the information required by Items 9.01(a) and (b) of Form 8-K and Rules 8-04 and 8-05 of Regulation S-X that was not previously filed with the Original Form 8-K, as permitted by the rules of the SEC. Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.

Section 9 ― Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The combined carve-out financial statements of the “Orion Target Businesses”, a carve-out of Orion HealthCorp, Inc., substantially all of whose assets were acquired with an effective date of July 1, 2018, are filed as Exhibit 99.1 and 99.2 to this Form 8-K and incorporated herein by this reference.

(b)	Pro forma financial information

Pro forma financial information with respect to the acquisitions of Orion Target Businesses and Washington Medical Billing, LLC is filed as Exhibit 99.3 to this Form 8-K and incorporated herein by this reference.

(c)	Exhibits

Exhibit No.	Description

23.1	Consent of Montgomery Coscia Greilich LLP.
99.1	Annual combined financial statements of Orion Target Businesses, filed herewith.
99.2	Interim combined financial statements of Orion Target Businesses, filed herewith.
99.3	Pro forma financial information with respect to the acquisitions of Orion Target Businesses and Washington Medical Billing, LLC, filed herewith.

99.4	Supplemental information.

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SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Medical Transcription Billing, Corp.
(Registrant)

By:	/s/ Stephen A. Snyder
Stephen A. Snyder
Chief Executive Officer

Date: September 10, 2018

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